SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
         [  ]     Preliminary Proxy Statement
         [  ]     Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

         [X]      Definitive Proxy Statement
         [  ]     Definitive Additional Materials
         [  ]     Soliciting Material Pursuant to ss. 240.14a-12


--------------------------------------------------------------------------------
                             Maxim Series Fund, Inc.
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                            Beverly A. Byrne, Esquire
--------------------------------------------------------------------------------
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

                  1) Title of each class of securities to which transaction applies:
                  ----------------------------------------------------------

                  2) Aggregate number of securities to which transaction
                  applies:
                  ----------------------------------------------------------

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ----------------------------------------------------------
                  4) Proposed maximum aggregate value of transaction:
                  ----------------------------------------------------------

                  5) Total fee paid:
                  ----------------------------------------------------------

         [  ]     Fee paid previously with preliminary materials.

         [  ]     Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:
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                  2) Form, Schedule or Registration Statement No.:
                  ----------------------------------------------------------
                  3) Filing Party:
                  ----------------------------------------------------------
                  4) Date Filed:
                  ----------------------------------------------------------

                             MAXIM SERIES FUND, INC.

Maxim Bond Portfolio                   Maxim Founders Growth & Income Portfolio
Maxim Index European Portfolio         Maxim Index Pacific Portfolio
Maxim Index 400 Portfolio              Maxim INVESCO Balanced Portfolio

                               (the "Portfolios")

               Executive Offices:        8515 East Orchard Road
                                         Greenwood Village, Colorado 80111

               Mailing Address:          P.O. Box 1700
                                         Denver, Colorado 80201

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on November 21, 2003

TO THE SHAREHOLDERS OF THE PORTFOLIOS OF MAXIM SERIES FUND, INC.:

         You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the "Fund"), a special meeting of shareholders of the Portfolios (the "Meeting") will be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111 on November 21, 2003, at 9:30 a.m., Mountain Time, for the following purpose:

        To approve a Plan of Liquidation and Dissolution pursuant to which the assets of the Portfolios will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders.

         The Board of Directors has fixed the close of business on September 30, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of the Portfolios and variable contract owners with contract values allocated to a sub-account that invests in one of the Portfolios are entitled to provide voting instructions with respect to their proportionate interest in the Portfolios of the Fund.

         You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                         By Order of the Board of Directors,

                                         /s/ Beverly A. Byrne

                                         Beverly A. Byrne
                                         Secretary

Your vote is important no matter how many shares you owned on the record date. Please indicate your voting instructions on the enclosed voting instruction card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. We ask for your cooperation in mailing your voting instruction card promptly.

                                 PROXY STATEMENT
                             MAXIM SERIES FUND, INC.


 Maxim Bond Portfolio                   Maxim Founders Growth & Income Portfolio
 Maxim Index European Portfolio         Maxim Index Pacific Portfolio
 Maxim Index 400 Portfolio              Maxim INVESCO Balanced Portfolio

                               (the "Portfolios")

                           Executive Offices:  8515 East Orchard Road
                                               Greenwood Village, Colorado 80111

                           Mailing Address:    P.O. Box 1700
                                               Denver, Colorado 80201

                         SPECIAL MEETING OF SHAREHOLDERS

Introduction

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at a special meeting of shareholders of the Portfolios, each a series of the Fund (the "Meeting"), to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, on November 21, 2003, at 9:30 a.m., Mountain Time. It is anticipated that the approximate mailing date of this Proxy Statement will be October 20, 2003.

         The Board of Directors of the Fund (the "Board" or "Directors") has fixed the close of business on September 30, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Only shareholders of the Portfolios and variable contract owners with contract values allocated to a separate account sub-account that invests in one of the Portfolios are eligible to vote.

         The investment adviser to each Portfolio is GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), 8515 East Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"). MCM also provides accounting and administrative services for the Fund. The principal underwriter to the Fund is Greenwood Investments, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111, an indirect wholly owned subsidiary of GWL&A.

         The following table summarizes the proposal being presented at the
Meeting:

======================================== ===================================== =====================================
               Proposal                                 Summary                             Portfolios
======================================== ===================================== =====================================
---------------------------------------- ------------------------------------- -------------------------------------
To approve a Plan of Liquidation and     Shareholders are being asked to       Maxim Bond; Maxim Founders Growth &
Dissolution for the Portfolios.          approve a Plan of Liquidation and     Income, Maxim INVESCO Balanced, Maxim
                                         Dissolution pursuant to which the     Index European, Maxim Index Pacific,
                                         assets of the Portfolios will be      Maxim Index 400 and Maxim INVESCO
                                         liquidated, known liabilities         Balanced Portfolios.
                                         satisfied and remaining proceeds
                                         distributed to shareholders.
---------------------------------------- ------------------------------------- -------------------------------------

         The Board of Directors, including all of the Directors who are not "interested persons" of the Fund, recommends that shareholders vote FOR the proposal.

         If the enclosed voting instruction card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Unmarked proxies received from owners of contracts (the "Contractowners") in the Series Accounts (as defined below) will be voted in the same proportion as those proxies with voting instructions.

         The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

         No Portfolio will pay expenses associated with this proxy solicitation. Such expenses will be paid by MCM. Management of the Fund knows of no other business, other than that set forth in the proposal, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Outstanding Shares

As of September 30, 2003, the Portfolios had the following numbers of shares of common stock outstanding:

----------------------------------------------- ---------------------------------------------------
                  Portfolio                                  Total Shares Outstanding
----------------------------------------------- ---------------------------------------------------

Maxim Bond                                                          3,500,564

----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------

Maxim Founders Growth & Income                                      3,106,165

----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------

Maxim INVESCO Balanced                                              9,598,721

----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------

Maxim Index European                                                3,322,276

----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------

Maxim Index Pacific                                                 4,340,403

----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------

Maxim Index 400                                                     1,432,061

----------------------------------------------- ---------------------------------------------------
----------------------------------------------- ---------------------------------------------------

Maxim INVESCO Balanced                                              3,500,564

----------------------------------------------- ---------------------------------------------------

Beneficial Ownership

         Each Portfolio is a separate series of the Fund and is represented by a separate class of common stock. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

         As of the Record Date, no persons other than the persons identified in the table below were entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares. Other than as indicated below, the address of each of these persons is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares outstanding for each Portfolio, the number of shares of each Portfolio held by these respective entities and the percentage of the total shares outstanding as of September 30, 2003, are set forth in the table below.


            As of September 30, 2003, the Directors and executive officers of the Fund as a group beneficially owned less than 1% of the shares of any Portfolio as identified below. The total number of shares of any Portfolios beneficially owned by the Directors and executive officers of the Fund as a group are as follows: Maxim Bond Portfolio - 0 shares; Maxim Founders Growth & Income Portfolio - 0 shares; Maxim INVESCO Balanced - 2,902.21 shares; Maxim Index European Portfolio - 0 shares; Maxim Index Pacific Portfolio - 0 shares; and Maxim Index 400 Portfolio - 0 shares. All Director and executive officer holdings are through qualified retirement plans. The address of each Director and executive officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111.



                                BENEFICIAL OWNERS
         (HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A PORTFOLIO)
                      OF THE FUND AS OF SEPTEMBER 30, 2003


---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

                             FutureFunds I        FutureFunds II     Retirement Plan      GWL&A              TNE
Portfolios                   Series Account       Series Account     Series Account       Seed               Series Account
                                                                                          Money

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Maxim Bond                   3,222,087 (92.04%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Maxim Founders Growth &      290,683              2,141,218          293,944                                 375,614
Income                       (9.36%)              (68.93%)           (9.46%)                                 (12.09%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Maxim INVESCO Balanced       8,599,057 (89.59%)   879,881 (9.17%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Maxim Index European                              2,807,795                                                  510,045
                                                  (84.51%)                                                   (15.35%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Maxim Index Pacific                               3,720,999                                                  612,622
                                                  (85.73%)                                                   (14.11%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Maxim Index 400                                   259,089 (18.09%)                        1,150,468
                                                                                          (80.34%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------
---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------

Maxim INVESCO Balanced       3,222,087 (92.04%)

---------------------------- -------------------- ------------------ -------------------- ------------------ ---------------


                                    PROPOSAL

TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

      As of September 30, 2003, the assets in the Portfolios compared to assets in the Portfolios on September 30, 2000 were as follows:

--------------------------------------------- -------------------------- ------------------------- -------------------------
Portfolios                                    Assets as of September     Assets as of September    Assets as of September
                                              30, 2001                   30, 2002                  30, 2003
--------------------------------------------- -------------------------- ------------------------- -------------------------
--------------------------------------------- -------------------------- ------------------------- -------------------------

Maxim Bond                                           $63,418,567               $49,207,543               $42,093,177

--------------------------------------------- -------------------------- ------------------------- -------------------------
--------------------------------------------- -------------------------- ------------------------- -------------------------

Maxim Founders Growth & Income                       $95,500,864               $25,897,673               $21,229,211

--------------------------------------------- -------------------------- ------------------------- -------------------------
--------------------------------------------- -------------------------- ------------------------- -------------------------

Maxim Index European                                $102,196,514               $27,027,115               $22,440,963

--------------------------------------------- -------------------------- ------------------------- -------------------------
--------------------------------------------- -------------------------- ------------------------- -------------------------

Maxim Index Pacific                                  $96,513,488               $28,509,118               $26,510,851

--------------------------------------------- -------------------------- ------------------------- -------------------------
--------------------------------------------- -------------------------- ------------------------- -------------------------

Maxim Index 400                                      $33,039,292               $12,316,949               $15,577,429

--------------------------------------------- -------------------------- ------------------------- -------------------------
--------------------------------------------- -------------------------- ------------------------- -------------------------

Maxim INVESCO Balanced                              $146,993,199               $115,541,111              $93,952,393

--------------------------------------------- -------------------------- ------------------------- -------------------------

        MCM believes it is unlikely that the Portfolios will grow substantially in the foreseeable future. Because of the Portfolios' small asset size and resultant inefficiencies, such as the high costs of operating and the Portfolios' inability to realize economies of scale, MCM has concluded that it would be in the best interests of the Portfolios and their Shareholders to liquidate the Portfolios. MCM, therefore, has recommended that this course of action be considered by the Board.

        At a meeting held on September 11, 2003, the Board considered MCM's recommendation that it would best serve the interests of the Portfolios and their Shareholders to liquidate the Portfolios. After careful consideration of the matter, the Board approved the liquidation and termination of the Portfolios pursuant to the terms of the Plan of Liquidation and Dissolution (the "Plan"), a copy of which is attached as Exhibit A. The Board also directed that the Plan be submitted to Shareholders for approval. In evaluating the Plan, the Board considered a number of factors, including particularly the Portfolios' current asset size, its current expense ratio, and the likelihood that the Portfolios' assets may grow appreciably in the foreseeable future to allow the Portfolios to operate efficiently. The Board considered that MCM currently absorbs the expenses associated with managing and administering these Portfolios to the extent such expenses exceed the current contractual limits as follows: Maxim Bond and Maxim Index 400 Portfolios - 0.60%; Maxim Index European and Maxim Index Pacific Portfolios - 1.20%; Maxim INVESCO Balanced Portfolio - 1.00%; and, Maxim Founders Growth & Income Portfolio - 1.15%.
The Board then took into consideration that a declining asset base coupled with the projected corresponding increase in management and administration expenses could result in a determination by MCM that it could not continue to subsidize increasing expenses. The Board noted that this ultimately could have a negative impact on performance for the Portfolio to the detriment of shareholders. Finally, the Board considered the difficulties related to achieving relative performance with a small asset base and the potential for further negative impact on performance to the detriment of shareholders. Based on its consideration of these and other factors deemed relevant, the Board determined that approval of the Plan was in the best interests of the Portfolios and their Shareholders.

        If Shareholders fail to approve the Plan as to a Portfolio, the Portfolio will not be liquidated and will continue to operate and be managed in accordance with the investment objective and policies of the Portfolio as currently in effect. In such case, however, the Board will determine what alternative action, if any, should be taken.

DESCRIPTION OF THE PLAN

        The Plan will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, the Portfolios will, as soon as reasonably practicable after the Effective Date, complete the sale of its portfolio securities to realize cash. During this time, the Portfolios will not engage in any business activity except for the purpose of winding up their respective business and affairs, preserving the value of its assets, and distributing assets to Shareholders after paying (or reserving assets for paying) its creditors. Once a Portfolio has distributed all assets to its Shareholders, it will be dissolved in accordance with the Plan and provisions of Maryland law. The Plan provides that the Board may authorize such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of a Portfolio in accordance with the purposes intended by the Plan.

        As soon as reasonably practicable after the Effective Date, and in any event within 60 days thereafter, the Fund will mail to each Shareholder of record who has not redeemed its Shares a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio, along with information concerning the sources of the liquidating distribution.

        Except as may otherwise be agreed upon between the Fund and MCM, MCM will bear all expenses incurred by or allocable to the Fund or the Portfolios in executing the Plan.

        The adoption of the Plan will not affect the right of Shareholders to redeem Shares of the Portfolios at their then current net asset value per share. All officers of the Fund, as well as all entities serving the Fund, will continue in their present positions and capacities until such time as the Portfolios are liquidated and dissolved.

        The Plan provides for the termination of the Portfolios under the laws of the State of Maryland. Maryland law does not provide rights of appraisal or similar rights of dissent to Shareholders with respect to the proposed liquidation and termination of the Fund.


         Each Liquidated Portfolio is and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, until liquidated. As long as each Liquidated Portfolio is qualified as a regulated investment company, and distributes all of its ordinary and capital gains dividends on its shares in amounts sufficient to distribute all of its investment company taxable income and all of its capital gains to the close of business on the Effective Date, it will not be subject to federal income tax on the earnings and capital gains that it distributes to its shareholders.

         The shareholders of the Liquidated Portfolios are GWL&A's general account, insurance company separate accounts who hold shares pursuant to variable annuity and variable life insurance contracts and qualified pension plans. Neither the insurance company separate accounts, nor any qualified pension plan, nor any Contract owner who has allocated all or a portion of net premiums to Liquidating Portfolios in the separate accounts supporting such contracts will incur any additional tax liability as a result of the Liquidations because of (respectively) the tax rules applicable to separate accounts and the tax deferral provided by the Contracts. GWL&A will bear any income tax it incurs as a result of the liquidation with respect to shares of the Liquidated Portfolios held in its general account.


Vote Required

         To approve the Plan, Maryland law that the shareholders of a Portfolio must approve the Plan by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

         Under the Fund's charter, shareholders are entitled to vote as a class on matters concerning only a particular Portfolio. Accordingly, the shareholders of each Portfolio will vote on the Plan as a class. For each Portfolio, approval of the Plan requires an affirmative vote of the holders of two thirds of the Portfolio's shares outstanding as of the Record Date. If approved by the shareholders of a Portfolio, the Plan may be given effect with respect to that Portfolio regardless of whether the Plan was approved by the shareholders of any other Portfolio.

Recommendation of the Board of Directors

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PLAN TO EFFECT THE LIQUIDATION AND DISSOLUTION OF THE PORTFOLIOS.


ADDITIONAL INFORMATION

Solicitation of Proxies

         Contractowners of contracts issued through the Series Accounts (as defined below) by GWL&A who have allocated contract value to one or more of the Portfolios for which action is necessary pursuant to this Proxy Statement as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio with respect to which the proposal applies. Shares of the Portfolios are sold to certain qualified retirement plans and to the Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account to fund certain variable annuity contracts issued by GWL&A. Shares are also sold to Pinnacle Series Account and COLI VUL-2 Series Account to fund certain variable life insurance policies issued by GWL&A. The above-mentioned accounts of GWL&A are hereinafter referred to as the "Series Accounts." Each of the Series Accounts is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. In addition, shares of the Portfolios are sold to the Qualified Series Account and FutureFunds Series Account II of GWL&A and to the TNE Series (k) Account of New England Life Insurance Company to fund certain variable annuity contracts. Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account are not registered with the SEC. Voting Procedures


         The Series Accounts own shares of the Portfolios on behalf of Contractowners. In accordance with the Fund's view of applicable law, shares attributable to each of the Portfolios held in the Series Accounts will be voted based on instructions received from the Contractowners who have allocated contract value to one or more Portfolios as of the Record Date. The number of votes that a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Shares owned by the Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account will be voted based on instructions received from plan trustees. Shares for which the Fund does not receive instructions and shares owned by GWL&A, which provided initial capital to the Fund, will be voted in the same proportion asshares for which the Fund has received instructions. Voting instructions to abstain on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore will have the effect of a vote against). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to 8515 East Orchard Road, Greenwood Village, Colorado 80111 with attention directed to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.


Shareholder Proposals

         The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Financial Statements

         The Fund will furnish, without charge, a copy of the 2002 annual report upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 75332.


                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           /s/ Beverly A. Byrne

                                           Beverly A. Byrne
                                           Secretary

                                    EXHIBIT A

                       PLAN OF LIQUIDATION AND DISSOLUTION

        The following is the Plan of Liquidation and Dissolution (the "Plan") of the Maxim Index Pacific, Maxim Index European, Maxim Index 400, Maxim Bond, Maxim Founders Growth& Income and Maxim INVESCO Balanced Portfolios (each, a series or "Portfolio," collectively, the "Portfolios") of Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation. The Fund and the Portfolios have operated as open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolios in conformity with the provisions of the Fund's Articles of Incorporation dated December 2, 1981 (the "Articles"), and under Maryland law.

        WHEREAS, a majority of the Fund's Board of Directors (the "Board") has determined that it is advisable and in the best interests of the Fund and the Shareholders of the Portfolios to liquidate and to dissolve the Portfolios;

            WHEREAS, the Board, on September 11, 2003, considered the matter and decided to recommend the liquidation and termination of the Portfolios pursuant to the Plan and directed that the proposed liquidation and dissolution be submitted for consideration at a special meeting of Shareholders;

        NOW, THEREFORE, the liquidation and dissolution of the Portfolios shall be carried out in the manner hereinafter set forth:

        1. Effective Date of Plan. This Plan shall become effective as to each Portfolio only upon the adoption and approval of the Plan at a special meeting of Shareholders of each Portfolio (the "Meeting") called for the purpose of voting on the Plan. Approval of the Plan is to be determined by the affirmative vote of two-thirds of all the votes entitled to be cast, which means the affirmative vote of 67% or more of the outstanding shares of each Portfolio on the record date. The date of such adoption and approval of the Plan by Shareholders is hereinafter called the "Effective Date."

        2. Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of the Plan, each Portfolio shall be liquidated and dissolved, and officers of the Fund shall make any necessary regulatory filings, pursuant to applicable provisions of Maryland law.

        3. Cessation of Business. After the Effective Date, a Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, and distributing its assets to Shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders, and permit the reinvestment thereof in additional shares.

        4. Liquidation of Assets. Each Portfolio shall cause its portfolio securities and other assets to be sold to realize cash, to the extent practicable and consistent with the terms of the Plan.

        5. Payment of Debts. As soon as practicable after the Effective Date, each Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

        6. Liquidating Distribution. As soon as practicable after the Effective Date, and in any event within sixty (60) days thereafter, each Portfolio shall mail the following to each Shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

        7. Expenses of Liquidation and Dissolution. Except as may otherwise be agreed to between the Fund and GW Capital Management LLC the Fund's investment manager, doing business as Maxim Capital Management, LLC ("MCM"), all expenses incurred by or allocable to a Portfolio in carrying out this Plan and dissolving the Portfolio shall be borne by MCM.

        8. Power of the Board of Directors. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have the authority to do or authorize the execution of any and all acts they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Maryland law. The death, resignation or other disability of any Director or officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers under this Plan.

        9. Amendment of the Plan. The Board shall have the power to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the liquidation, dissolution and termination of the Portfolios, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
               THE FOLLOWING PORTFOLIOS OF MAXIM SERIES FUND, INC.

                              Maxim Bond Portfolio


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc., to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 9:30 a.m., Mountain Time, on November 21, 2003, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on September 30, 2003, upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

___________________________________              DATED: _________________, 2003
(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil.      [X]
                                              PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the Proposal.

                                    PROPOSAL

            TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                 For              Against           Abstain
                [    ]             [    ]            [    ]


[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund's charter.]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
               THE FOLLOWING PORTFOLIOS OF MAXIM SERIES FUND, INC.

                    Maxim Founders Growth & Income Portfolio


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc., to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 9:30 a.m., Mountain Time, on November 21, 2003, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on September 30, 2003, upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

___________________________________              DATED: _________________, 2003
(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil.      [X]
                                              PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the Proposal.

                                    PROPOSAL

            TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                 For              Against           Abstain
                [    ]             [    ]            [    ]


[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund's charter.]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
               THE FOLLOWING PORTFOLIOS OF MAXIM SERIES FUND, INC.

                         Maxim Index European Portfolio


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc., to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 9:30 a.m., Mountain Time, on November 21, 2003, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on September 30, 2003, upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

___________________________________              DATED: _________________, 2003
(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil.      [X]
                                              PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the Proposal.

                                    PROPOSAL

            TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                 For              Against           Abstain
                [    ]             [    ]            [    ]



[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund's charter.]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
               THE FOLLOWING PORTFOLIOS OF MAXIM SERIES FUND, INC.

                            Maxim Index 400 Portfolio


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc., to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 9:30 a.m., Mountain Time, on November 21, 2003, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on September 30, 2003, upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

___________________________________              DATED: _________________, 2003
(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil.      [X]
                                              PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the Proposal.

                                    PROPOSAL

            TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                 For              Against           Abstain
                [    ]             [    ]            [    ]



[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund's charter.]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
               THE FOLLOWING PORTFOLIOS OF MAXIM SERIES FUND, INC.

                        Maxim INVESCO Balanced Portfolio


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc., to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 9:30 a.m., Mountain Time, on November 21, 2003, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on September 30, 2003, upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.

___________________________________              DATED: _________________, 2003
(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil.      [X]
                                              PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the Proposal.

                                    PROPOSAL

            TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                 For              Against           Abstain
                [    ]             [    ]            [    ]


[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund's charter.]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY.

                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
               THE FOLLOWING PORTFOLIOS OF MAXIM SERIES FUND, INC.

                          Maxim Index Pacific Portfolio


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Portfolios of Maxim Series Fund, Inc., to be held at 8525 East Orchard Road, Greenwood Village, Colorado 80111, at 9:30 a.m., Mountain Time, on November 21, 2003, and at any adjournment thereof, and to represent and cast the votes held of record by the undersigned on September 30, 2003, upon the proposal set forth below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

Please sign and date your Proxy and return promptly in the accompanying envelope.


___________________________________              DATED: _________________, 2003
(Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

Please fill in box as shown using black or blue ink or Number 2 pencil.      [X]
                                              PLEASE DO NOT USE FINE POINT PENS.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the Proposal.

                                    PROPOSAL

            TO APPROVE A PLAN OF LIQUIDATION AND DISSOLUTION PURSUANT TO WHICH THE ASSETS OF THE PORTFOLIOS WILL BE LIQUIDATED, KNOWN LIABILITIES SATISFIED, AND REMAINING PROCEEDS DISTRIBUTED TO SHAREHOLDERS.

                 For              Against           Abstain
                [    ]             [    ]            [    ]


[Note that the shareholders of each Portfolio are entitled to vote as a class under the Fund's charter.]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.
            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION CARD TODAY

Dear IRA Account Holder:


        We are sending you this letter in connection with the proposed liquidation and dissolution of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund"), and to urge you to submit your Voting Instruction Card (enclosed along with other informational materials) in connection with this matter.

        As described in the enclosed proxy materials, the Board of Directors of the Fund, at a meeting held on September 11, 2003, voted to approve and recommend to shareholders a proposal to liquidate and dissolve the Portfolios, based upon the recommendation of Maxim Capital Management, LLC, the Portfolios' investment adviser. The Board determined that the proposal was in the best interests of the Portfolios and their shareholders based on its consideration of various factors, including the Portfolios' current asset sizes and expense ratios and the small likelihood that the Portfolios' assets would grow appreciably in the foreseeable future to allow the Portfolios to operate efficiently. If approved by shareholders, the liquidation is expected to occur on or about December 19, 2003.


        The Fund's existing shareholders include individual retirement accounts ("IRAs"). As the owner of such an IRA, you are entitled to tell us how we should vote the Portfolio shares attributable to your IRA as of the close of business on September 30, 2003, the date fixed by the Fund's Board of Directors for the determination of shareholders entitled to vote on the proposed liquidation.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio(s) for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        You may transfer all your account value allocated to one or more of the Portfolios to another investment option available under your IRA at any time prior to the date that the Portfolios make a liquidating distribution to shareholders (the "Liquidation Date").

        If the liquidation of a Portfolio is approved by its shareholders and you have not transferred your account value out of that Portfolio prior to the Liquidation Date, your account value invested in that Portfolio will be automatically transferred to the Maxim Money Market Portfolio.

        If any of your account value is automatically transferred from one of the Portfolios to the Maxim Money Market Portfolio as a result of the proposed liquidation, you may at any time transfer your account value allocated to the Maxim Money Market Portfolio to another investment option available under your IRA.

         YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card.

Sincerely,


Orchard Trust Company

Dear Plan Fiduciary:


        We are sending you this letter in connection with the proposed liquidation and dissolution of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund"), and to urge you to submit your Voting Instruction Card (enclosed along with other informational materials) in connection with this matter.

        As described in the enclosed proxy materials, the Board of Directors of the Fund, at a meeting held on September 11, 2003, voted to approve and recommend to shareholders a proposal to liquidate and dissolve the Portfolios, based upon the recommendation of Maxim Capital Management, LLC, the Portfolios' investment adviser. The Board determined that the proposal was in the best interests of the Portfolios and their shareholders based on its consideration of various factors, including the Portfolios' current asset sizes and expense ratios and the small likelihood that the Portfolios' assets would grow appreciably in the foreseeable future to allow the Portfolios to operate efficiently. If approved by shareholders, the liquidation is expected to occur on or about December 19, 2003.


        The Fund's existing shareholders include certain qualified retirement plans ("Retirement Plans"). As the fiduciary for such a plan, you are entitled to provide to us voting instructions for the Portfolio shares attributable to your Retirement Plan as of the close of business on September 30, 2003, the date fixed by the Fund's Board of Directors for the determination of shareholders entitled to vote on the proposed liquidation.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio(s) for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Transfers of participant account value allocated to one or more of the Portfolios to another investment option available under your Retirement Plan are permitted at any time prior to the date that the Portfolios make a liquidating distribution to shareholders (the "Liquidation Date"). If the liquidation of a Portfolio is approved by its shareholders and any participant account value has not been transferred out of that Portfolio prior to the Liquidation Date, the participant account value investing in that Portfolio will be automatically transferred to the replacement fund (or funds) for your Retirement Plan that you have selected.

        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card.

Sincerely,

Great-West Life & Annuity Insurance Company

Dear Plan Fiduciary:


        We are sending you this letter in connection with the proposed liquidation and dissolution of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund"), and to urge you to submit your Voting Instruction Card (enclosed along with other informational materials) in connection with this matter.

        As described in the enclosed proxy materials, the Board of Directors of the Fund, at a meeting held on September 11, 2003, voted to approve and recommend to shareholders a proposal to liquidate and dissolve the Portfolios, based upon the recommendation of Maxim Capital Management, LLC, the Portfolios' investment adviser. The Board determined that the proposal was in the best interests of the Portfolios and their shareholders based on its consideration of various factors, including the Portfolios' current asset sizes and expense ratios and the small likelihood that the Portfolios' assets would grow appreciably in the foreseeable future to allow the Portfolios to operate efficiently. If approved by shareholders, the liquidation is expected to occur on or about December 19, 2003.


        The Fund's existing shareholders include certain qualified retirement plans ("Retirement Plans"). As the fiduciary for such a plan, you are entitled to provide to us voting instructions for the Portfolio shares attributable to your Retirement Plan as of the close of business on September 30, 2003, the date fixed by the Fund's Board of Directors for the determination of shareholders entitled to vote on the proposed liquidation.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio(s) for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Transfers of participant account value allocated to one or more of the Portfolios to another investment option available under your Retirement Plan are permitted at any time prior to the date that the Portfolios make a liquidating distribution to shareholders (the "Liquidation Date"). If the liquidation of a Portfolio is approved by its shareholders and any participant account value has not been transferred out of that Portfolio prior to the Liquidation Date, the participant account value investing in that Portfolio will be automatically transferred to the replacement fund (or funds) for your Retirement Plan that you have selected.


Please note: one or more of the Portfolios may be scheduled to be eliminated from your Plan with an effective date prior to December 19, 2003. If so, the Portfolios will be eliminated according to the previously indicated effective date and the schedule and the liquidation procedures described in this letter will not apply to your Plan.


        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card.

Sincerely,

Great-West Life & Annuity Insurance Company

Dear Contract Owner:


        We are sending you this letter in connection with the proposed liquidation and dissolution of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund"), and to urge you to submit your Voting Instruction Card (enclosed along with other informational materials) in connection with this matter.

        As described in the enclosed proxy materials, the Board of Directors of the Fund, at a meeting held on September 11, 2003, voted to approve and recommend to shareholders a proposal to liquidate and dissolve the Portfolios, based upon the recommendation of Maxim Capital Management, LLC, the Portfolios' investment adviser. The Board determined that the proposal was in the best interests of the Portfolios and their shareholders based on its consideration of various factors, including the Portfolios' current asset sizes and expense ratios and the small likelihood that the Portfolios' assets would grow appreciably in the foreseeable future to allow the Portfolios to operate efficiently. If approved by shareholders, the liquidation is expected to occur on or about December 19, 2003.


        The Fund's existing shareholders include separate accounts that have been established by Great-West Life & Annuity Insurance Company and other life insurance companies, to fund benefits payable under variable annuity and variable life insurance contracts. As the owner of such a contract, you are entitled to tell us how we should vote the Portfolio shares attributable to your variable contract as of the close of business on September 30, 2003, the date fixed by the Fund's Board of Directors for the determination of shareholders entitled to vote on the proposed liquidation.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio(s) for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        You will be permitted to make one free transfer of all your contract value allocated to one or more of the Portfolios to another investment option available under your contract at any time prior to the date that the Portfolios make a liquidating distribution to shareholders (the "Liquidation Date").

        If the liquidation of a Portfolio is approved by its shareholders and you have not transferred your contract value out of the sub-account investing in that Portfolio prior to the Liquidation Date, your contract value allocated to the sub-account investing in that Portfolio will be automatically transferred to the Maxim Money Market Sub-Account.

        If any of your contract value is automatically transferred from a sub-account investing in one of the Portfolios to the Maxim Money Market Sub-Account as a result of the proposed liquidation, you will be permitted to make one free transfer of your contract value allocated to the Maxim Money Market Sub-Account to another investment option available under your contract within 60 days after the Liquidation Date. After the 60-day period, any transfers you make will be subject to all applicable requirements and policies then in effect.

        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card.

Sincerely,


Great-West Life & Annuity Insurance Company

Dear Plan Fiduciary:


        We are sending you this letter in connection with the proposed liquidation and dissolution of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund"), and to urge you to submit your Voting Instruction Card (enclosed along with other informational materials) in connection with this matter.

        As described in the enclosed proxy materials, the Board of Directors of the Fund, at a meeting held on September 11, 2003, voted to approve and recommend to shareholders a proposal to liquidate and dissolve the Portfolios, based upon the recommendation of Maxim Capital Management, LLC, the Portfolios' investment adviser. The Board determined that the proposal was in the best interests of the Portfolios and their shareholders based on its consideration of various factors, including the Portfolios' current asset sizes and expense ratios and the small likelihood that the Portfolios' assets would grow appreciably in the foreseeable future to allow the Portfolios to operate efficiently. If approved by shareholders, the liquidation is expected to occur on or about December 19, 2003.


        The Fund's existing shareholders include certain qualified retirement plans ("Retirement Plans"). As the fiduciary for such a plan, you are entitled to provide to us voting instructions for the Portfolio shares attributable to your Retirement Plan as of the close of business on September 30, 2003, the date fixed by the Fund's Board of Directors for the determination of shareholders entitled to vote on the proposed liquidation.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio(s) for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.

        Transfers of participant account value allocated to one or more of the Portfolios to another investment option available under your Retirement Plan are permitted at any time prior to the date that the Portfolios make a liquidating distribution to shareholders (the "Liquidation Date"). If the liquidation of a Portfolio is approved by its shareholders and any participant account value has not been transferred out of that Portfolio prior to the Liquidation Date, the participant account value investing in that Portfolio will be automatically transferred to the replacement fund (or funds) for your Retirement Plan that you have selected.


Please note: one or more of the Portfolios may be scheduled to be eliminated from your Plan with an effective date prior to December 19, 2003. If so, the Portfolios will be eliminated according to the previously indicated effective date and the schedule and the liquidation procedures described in this letter will not apply to your Plan.


        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card.

Sincerely,

Great-West Life & Annuity Insurance Company

Dear Contract Owner\Participant:

        We are sending you this letter in connection with the proposed liquidation and dissolution of the Maxim Bond, Maxim Founders Growth & Income, Maxim Index European, Maxim Index 400, Maxim INVESCO Balanced and Maxim Index Pacific Portfolios (the "Portfolios") of the Maxim Series Fund, Inc. (the "Fund"), and to urge you to submit your Voting Instruction Card (enclosed along with other informational materials) in connection with this matter.

        As described in the enclosed proxy materials, the Board of Directors of the Fund, at a meeting held on September 11, 2003, voted to approve and recommend to shareholders a proposal to liquidate and dissolve the Portfolios, based upon the recommendation of Maxim Capital Management, LLC, the Portfolios' investment adviser. The Board determined that the proposal was in the best interests of the Portfolios and their shareholders based on its consideration of various factors, including the Portfolios' current asset sizes and expense ratios and the small likelihood that the Portfolios' assets would grow appreciably in the foreseeable future to allow the Portfolios to operate efficiently. If approved by shareholders, the liquidation is expected to occur on or about December 19, 2003.


        The Fund's existing shareholders include separate accounts that have been established by Great-West Life & Annuity Insurance Company and other life insurance companies, to fund benefits payable under variable annuity and variable life insurance contracts. As the owner of such a contract, you are entitled to tell us how we should vote the Portfolio shares attributable to your variable contract as of the close of business on September 30, 2003, the date fixed by the Fund's Board of Directors for the determination of shareholders entitled to vote on the proposed liquidation.

        To assist you in giving us your instructions, a Voting Instruction Card is enclosed that reflects the number of shares of the Portfolio(s) for which you are entitled to give us voting instructions. In addition, as noted, we have enclosed a Notice of Special Meeting of Shareholders and a Proxy Statement. These materials describe the matters to be voted on at the Special Meeting of Shareholders.


        You may transfer of all your contract value allocated to one or more of the Portfolios to another investment option available under your contract at any time prior to the date that the Portfolios make a liquidating distribution to shareholders (the "Liquidation Date").


        If the liquidation of a Portfolio is approved by its shareholders and you have not transferred your contract value out of the sub-account investing in that Portfolio prior to the Liquidation Date, your contract value allocated to the sub-account investing in that Portfolio will be automatically transferred to the Maxim Money Market Sub-Account.


        If any of your contract value is automatically transferred from a sub-account investing in one of the Portfolios to the Maxim Money Market Sub-Account as a result of the proposed liquidation, you may transfer your contract value allocated to the Maxim Money Market Sub-Account to another investment option available under your contract at any time after the Liquidation Date.


        YOUR VOTE IS IMPORTANT. Please read the enclosed proxy materials and complete, date and sign the enclosed Voting Instruction Card.

Sincerely,


Great-West Life & Annuity Insurance Company